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                                                                 Exhibit 4.05(b)


                                SECOND AMENDMENT

               SECOND AMENDMENT, dated as of April 28, 1999 (the "Amendment"), to the Credit Agreement, dated as of October 6, 1998, as amended by the Amendment dated as of March 26, 1999 (as so amended, the "Credit Agreement"), made by and among FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association not in its individual capacity but solely as trustee on behalf of that certain trust created under the Trust Agreement (22222), dated as of September 28, 1998, between First Security Bank, National Association and Aircraft 22222, Inc., a Delaware corporation (together with any successor Qualified Trustee, the "Initial Borrower"), FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee on behalf of that certain trust created under the Trust Agreement (49104) dated as of January 10, 1999 by and between First Security Bank, National association and Aircraft 49104, Inc., FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee on behalf of that certain trust created under the Trust Agreement (53015) dated as of August 28, 1998 by and between First Security Bank, National Association and Aircraft 53015, Inc., FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee on behalf of that certain trust created under the Trust Agreement (24837) dated as of October 30, 1998 by and between First Security Bank, National Association and Aircraft 24837, Inc., FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee under the Amended and Restated Trust Agreement (347) dated as of October 30, 1998 by and between First Security Bank, National Association and Aircraft 347, Inc., FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee on behalf of that certain trust created under the Amended and Restated Trust Agreement (25221) dated as of August 25, 1998 by and between First Security Bank, National Association and Aircraft 25221, Inc., FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee on behalf of that trust created by Trust Agreement (23377) dated as of June 24, 1998 by and between First Security Bank, National Association and Aircraft 23377, Inc., FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee on behalf of that trust created by Trust Agreement (23830) dated as of July 10, 1998 by and between First Security Bank, National Association and Aircraft 23830, Inc., WILMINGTON TRUST COMPANY, not in its individual capacity but solely as trustee on behalf of that certain trust created under the Trust Agreement, dated as of November 14, 1984 between Aircraft 49262, Inc. (as assignee of CCD Air Ten, Inc.) and Wilmington Trust Company, WILMINGTON TRUST COMPANY, not in its individual capacity but solely as trustee on behalf of that certain trust created under the Trust Agreement, dated as of November 15, 1984 between Aircraft 49263, Inc. (as assignee of CCD Air Ten, Inc.) and Wilmington Trust Company, FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as owner trustee on behalf of that certain trust created by Trust Agreement (24474), dated as of April 1, 1999 between First Security Bank, National Association and Aircraft 24474, Inc. and AIRCRAFT 373, INC. (collectively, with the Initial Borrower, the "Existing Borrowers"), certain other UniCapital Subsidiary Trusts and UniCapital Special Purpose Corporations designated as Borrowing Affiliates thereunder (the Existing Borrowers and such UniCapital Subsidiary

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Trusts and UniCapital Special Purpose Corporations being referred to individually as a "Borrower" or collectively as the "Borrowers"), LEHMAN COMMERCIAL PAPER INC., a New York corporation in its capacity as a Lender ("Lehman"), and other financial institutions from time to time parties thereto (such financial institutions hereinafter being referred to individually as a "Lender" or collectively as the "Lenders"), and LEHMAN COMMERCIAL PAPER INC. in its capacity as agent for the Lenders (in such capacity, and together with any successor agent, the "Agent").

                              W I T N E S S E T H :

               WHEREAS, the Borrowers, UniCapital, Lehman, and the Agent, desire to amend the Credit Agreement as set forth in this Amendment, but only on the terms and subject to the conditions set forth below;

               NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

         1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

         2. Amendments to Article I.

               (a) The following defined term is hereby added to subsection 1.1 in the appropriate alphabetical order:

               "Affiliate Bridge Credit Agreement": the Credit Agreement dated as of April 28, 1999, among UCP Engines, Inc., UCP Engines Trust, a Delaware business trust, State Street Bank and Trust Company, as Trustee, Aircraft 22067 Trust, a Delaware business trust, and Aircraft 20527 Trust, a Delaware business trust, any other borrowers thereunder from time to time, Lehman Commercial Paper Inc. ("LCPI"), in its capacity as a lender thereunder and each other financial institution executing and delivering a signature page thereto and each other financial institution which may from time to time become a Lender thereunder as provided therein, LCPI in its capacity as Administrative Agent for the Lenders thereunder, LCPI in its capacity as Syndication Agent thereunder and Lehman Brothers Inc., as Arranger thereunder.

         3. Amendments to Article VII

               The following additional subsection is hereby added to Article VII of the Credit Agreement in the appropriate numerical order:

               "7.27. Cross-collateralization of Affiliate Bridge Credit Agreement. Each Borrower and each Beneficial Owner shall execute and deliver the guarantees, pledge

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               agreements, mortgages and other documents from time to time required to be executed and delivered by such parties pursuant to the Affiliate Bridge Credit Agreement."

         4. Amendments to Article VIII.

               (a) Subsection 8.4 of the Credit Agreement is hereby amended by adding at the end of clause (vii) thereof the words "or directly or indirectly securing Indebtedness under the Affiliate Bridge Credit Agreement."

               (b) Subsection 8.5 of the Credit Agreement is hereby amended by inserting the following new subparagraph thereto in the appropriate alphabetical order (with the corresponding relocation of the word "and" at the end of subparagraph (c) thereof to the end of subparagraph (d) thereof):

               "(e) Indebtedness in connection with the Affiliate Bridge Credit Agreement."

         5. Waivers with Respect to Certain Pending Sales and Acquisitions.

               (a) Notwithstanding anything to the contrary in Section 2.3(b)(i) of the Credit Agreement, the net proceeds of the proposed sale of the Financed Aircraft bearing FAA Registration No. N966AS (currently leased to Spirit Airlines) (the "Pending Sale Aircraft") shall be applied in the following order of priority:

                      (1) to repay the principal and interest on the Loans outstanding with respect to the Pending Sale Aircraft;

                      (2) to reduce the principal balance outstanding with respect to the Boeing 747 Financed Aircraft bearing airframe manufacturer's serial number 24837 (currently leased to Sabena)(the "Sabena 747") by $2,000,000; and

                      (3) the remainder shall be released to the Applicable Borrower to be used for such purposes, including payment of trust distributions or dividends, as it may determine.

               (b) Nothing contained in the definition of "Concentration Restriction" shall (i) prevent the four Boeing 737-300 Aircraft and the two Boeing 737-500 Aircraft, bearing airframe manufacturer's serial numbers 26537, 26538, 24355, 24356, 23771 and 23772, together with the associated engines, proposed to be purchased from and leased back to Sabena (collectively, the "Additional Sabena Aircraft") from being financed under the Credit Agreement or
(ii) require the principal balance of the Loans advanced with respect to the Additional Sabena Aircraft to be prepaid to comply with such definition.

               (c) A portion of the proceeds of the Loans to be advanced with respect to the Additional Sabena Aircraft, in the amount of $670,000 for each Additional Sabena Aircraft, shall be

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applied, at the Agent's option, (i) to reduce the Loan balance with respect to the Sabena 747 or (ii) to reduce the Loan balances with respect to some or all of the Financed Aircraft (other than the Additional Sabena Aircraft), in such amounts and allocations as the Agent may determine.

               (d) Notwithstanding anything to the contrary in Section 2.3(b)(i) of the Credit Agreement, the net proceeds of any Additional Sabena Aircraft shall be applied in the following order of priority:

                      (1) to repay the principal and interest on the Loans outstanding with respect to the Additional Sabena Aircraft; and

                      (2) the remainder shall be released to the Applicable Borrowers to be used for such purposes, including payment of trust distributions or dividends, as they may determine.

         6. Effective Date. This Amendment shall become effective as of the date hereof (the "Effective Date") upon receipt by the Agent of counterparts of this Amendment, duly executed and delivered by the Borrowers, UniCapital, Lehman, and the Agent.

         7. Representations and Warranties. After the effectiveness of this Amendment, the Borrower confirms and reaffirms as of the date hereof the representations and warranties contained in Article VI of the Credit Agreement.

         8. Continuing Effect. Except as expressly waived or amended hereby, the Credit Agreement shall continue to be and shall remain in full force and effect in accordance with its terms. This Amendment shall constitute a Loan Document.

         9. Governing Law; Counterparts. (a) This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

               (b) This Amendment may be executed by the parties hereto on one or more counterparts, and all such counterparts shall be deemed to constitute one and the same instrument.

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               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first written above.

                                                FIRST SECURITY BANK, NATIONAL
                                                ASSOCIATION, not in its
                                                individual capacity, except as
                                                expressly specified herein, but
                                                solely as trustee, as the
                                                Initial Borrower

                                                 By: /s/ Brett R. King
                                                    ----------------------------
                                                       Name: Brett R. King
                                                       Title: Assistant
                                                              Vice President

                                                FIRST SECURITY BANK, NATIONAL
                                                ASSOCIATION, NOT IN ITS
                                                INDIVIDUAL CAPACITY BUT SOLELY
                                                AS TRUSTEE ON BEHALF OF THAT
                                                CERTAIN TRUST CREATED UNDER THE
                                                TRUST AGREEMENT (49104) DATED AS
                                                OF JANUARY 10, 1999 BY AND
                                                BETWEEN FIRST SECURITY BANK,
                                                NATIONAL ASSOCIATION AND
                                                AIRCRAFT 49104, INC.

                                                 By: /s/ Brett R. King
                                                    ----------------------------
                                                       Name: Brett R. King
                                                       Title: Assistant
                                                              Vice President

                                                FIRST SECURITY BANK, NATIONAL
                                                ASSOCIATION, NOT IN ITS
                                                INDIVIDUAL CAPACITY BUT SOLELY
                                                AS TRUSTEE ON BEHALF OF THAT
                                                CERTAIN TRUST CREATED UNDER THE
                                                TRUST AGREEMENT (22222) DATED AS
                                                OF SEPTEMBER 28, 199 BY AND
                                                BETWEEN FIRST SECURITY BANK,
                                                NATIONAL ASSOCIATION AND
                                                AIRCRAFT 22222, INC.

                                                 By: /s/ Brett R. King
                                                    ----------------------------
                                                       Name: Brett R. King
                                                       Title: Assistant
                                                              Vice President

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                                                FIRST SECURITY BANK, NATIONAL
                                                ASSOCIATION, NOT IN ITS
                                                INDIVIDUAL CAPACITY BUT SOLELY
                                                AS TRUSTEE ON BEHALF OF THAT
                                                CERTAIN TRUST CREATED UNDER THE
                                                TRUST AGREEMENT (53015) DATED AS
                                                OF AUGUST 28, 1998 BY AND
                                                BETWEEN FIRST SECURITY BANK,
                                                NATIONAL ASSOCIATION AND
                                                AIRCRAFT 53105, INC.

                                                 By: /s/ Brett R. King
                                                    ----------------------------
                                                       Name: Brett R. King
                                                       Title: Assistant
                                                              Vice President

                                                FIRST SECURITY BANK, NATIONAL
                                                ASSOCIATION, NOT IN ITS
                                                INDIVIDUAL CAPACITY BUT SOLELY
                                                AS TRUSTEE ON BEHALF OF THAT
                                                CERTAIN TRUST CREATED UNDER THE
                                                TRUST AGREEMENT (24837) DATED AS
                                                OF OCTOBER 30, 1998 BY AND
                                                BETWEEN FIRST SECURITY BANK,
                                                NATIONAL ASSOCIATION AND
                                                AIRCRAFT 24837, INC.

                                                 By: /s/ Brett R. King
                                                    ----------------------------
                                                       Name: Brett R. King
                                                       Title: Assistant
                                                              Vice President

                                                FIRST SECURITY BANK, NATIONAL
                                                ASSOCIATION, NOT IN ITS
                                                INDIVIDUAL CAPACITY BUT SOLELY
                                                AS TRUSTEE UNDER THE AMENDED AND
                                                RESTATED TRUST AGREEMENT (347)
                                                DATED AS OF OCTOBER 30, 1998 BY
                                                AND BETWEEN FIRST SECURITY BANK,
                                                NATIONAL ASSOCIATION AND
                                                AIRCRAFT 347, INC.

                                                 By: /s/ Brett R. King
                                                    ----------------------------
                                                       Name: Brett R. King
                                                       Title: Assistant
                                                              Vice President

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                                                FIRST SECURITY BANK, NATIONAL
                                                ASSOCIATION, NOT IN ITS
                                                INDIVIDUAL CAPACITY BUT SOLELY
                                                AS TRUSTEE ON BEHALF OF THAT
                                                CERTAIN TRUST CREATED UNDER THE
                                                AMENDED AND RESTATED TRUST
                                                AGREEMENT (25221) DATED AS OF
                                                AUGUST 25, 1998 BY AND BETWEEN
                                                FIRST SECURITY BANK, NATIONAL
                                                ASSOCIATION AND AIRCRAFT 25221,
                                                INC.

                                                 By: /s/ Brett R. King
                                                    ----------------------------
                                                       Name: Brett R. King
                                                       Title: Assistant
                                                              Vice President

                                                FIRST SECURITY BANK, NATIONAL
                                                ASSOCIATION, NOT IN ITS
                                                INDIVIDUAL CAPACITY BUT SOLELY
                                                AS TRUSTEE ON BEHALF OF THAT
                                                TRUST CREATED BY TRUST AGREEMENT
                                                (23377) DATED AS OF JUNE 24,
                                                1998 BY AND BETWEEN FIRST
                                                SECURITY BANK, NATIONAL
                                                ASSOCIATION AND AIRCRAFT 23377,
                                                INC.

                                                 By: /s/ Brett R. King
                                                    ----------------------------
                                                       Name: Brett R. King
                                                       Title: Assistant
                                                              Vice President

                                                FIRST SECURITY BANK, NATIONAL
                                                ASSOCIATION, NOT IN ITS
                                                INDIVIDUAL CAPACITY BUT SOLELY
                                                AS TRUSTEE ON BEHALF OF THAT
                                                TRUST CREATED BY TRUST AGREEMENT
                                                (23830) DATED AS OF JULY 10,
                                                1998 BY AND BETWEEN FIRST
                                                SECURITY BANK, NATIONAL
                                                ASSOCIATION AND AIRCRAFT 23830,
                                                INC.

                                                 By: /s/ Brett R. King
                                                    ----------------------------
                                                       Name: Brett R. King
                                                       Title: Assistant
                                                              Vice President

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                                                FIRST SECURITY BANK, NATIONAL
                                                ASSOCIATION, NOT IN ITS
                                                INDIVIDUAL CAPACITY BUT SOLELY
                                                AS OWNER TRUSTEE ON BEHALF OF
                                                THAT CERTAIN TRUST CREATED BY
                                                TRUST AGREEMENT (24474), DATED
                                                AS OF APRIL 1, 1999 BETWEEN
                                                FIRST SECURITY BANK, NATIONAL
                                                ASSOCIATION AND AIRCRAFT 24474,
                                                INC.

                                                 By: /s/ Brett R. King
                                                    ----------------------------
                                                       Name: Brett R. King
                                                       Title: Assistant
                                                              Vice President
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                                                WILMINGTON TRUST COMPANY, NOT IN
                                                ITS INDIVIDUAL CAPACITY BUT
                                                SOLELY AS TRUSTEE ON BEHALF OF
                                                THAT CERTAIN TRUST CREATED UNDER
                                                THE TRUST AGREEMENT, DATED AS OF
                                                NOVEMBER 14, 1984 BETWEEN
                                                AIRCRAFT 49262, INC. (AS
                                                ASSIGNEE OF CCD AIR TEN, INC.)
                                                AND WILMINGTON TRUST COMPANY

                                                 By: /s/ Monica M. Henry
                                                    ----------------------------
                                                       Name: Monica M. Henry
                                                       Title: Account Manager

                                                WILMINGTON TRUST COMPANY, NOT IN
                                                ITS INDIVIDUAL CAPACITY BUT
                                                SOLELY AS TRUSTEE ON BEHALF OF
                                                THAT CERTAIN TRUST CREATED UNDER
                                                THE TRUST AGREEMENT, DATED AS OF
                                                NOVEMBER 15, 1984 BETWEEN
                                                AIRCRAFT 49263, INC. (AS
                                                ASSIGNEE OF CCD AIR TEN, INC.)
                                                AND WILMINGTON TRUST COMPANY

                                                 By: /s/ Monica M. Henry
                                                    ----------------------------
                                                       Name: Monica M. Henry
                                                       Title: Account Manager

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                                                                              10

                                                AIRCRAFT 373, INC.

                                                 By: /s/ Daniel M. Chait
                                                    ----------------------------
                                                       Name: Daniel M. Chait
                                                       Title: Vice President

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                                                                              11

                                                UNICAPITAL CORPORATION

                                                 By: /s/ Daniel M. Chait
                                                    ----------------------------
                                                       Name: Daniel M. Chait
                                                       Title: Vice President
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                                                LEHMAN COMMERCIAL PAPER INC.,
                                                as Agent and as a Lender

                                                 By: /s/ Vincent Primiano
                                                    ----------------------------
                                                     Name: Vincent Primiano
                                                     Title: Authorized Signatory